SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 24, 2003
(Date of earliest event reported)

Commission File No. 333-98129

                    Wells Fargo Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                     21703
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Address of principal executive offices                                (Zip Code)

                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Credit Suisse First Boston LLC which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

      (99) Computational Materials prepared by Credit Suisse First Boston LLC in connection with Wells Fargo Asset Securities Corporation, Mortgage
                                        Pass-Through Certificates, Series
                                        2003-7.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WELLS FARGO ASSET SECURITIES
                                          CORPORATION

July 24, 2003

                                        By: /s/ Patrick Greene
                                            ------------------------------------
                                            Patrick Greene
                                            Senior Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

   (99)           Computational Materials prepared by Credit            P
                  Suisse First Boston LLC in connection with
                  Wells Fargo Asset Securities Corporation,
                  Mortgage Pass-Through Certificates, Series
                  2003-7.